UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 6, 2019

Aflac Incorporated
(Exact name of registrant as specified in its charter)

Georgia	001-07434	58-1167100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1932 Wynnton Road, Columbus, Georgia		31999
(Address of principal executive offices)		(Zip Code)

706.323.3431
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

The Annual Meeting of the Shareholders of Aflac Incorporated was held on May 6, 2019. Matters submitted to the shareholders and voted upon at the meeting, which are more fully described in the Company's Proxy Statement, are as follows: (1) Election of 11 members to the board of directors; (2) Approval of a non-binding advisory proposal on compensation of the Company's named executive officers as described in the Proxy Statement; and (3) Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2019. The shareholders approved proposals (1), (2) and (3).

The total number of shares of the Company’s Common Stock entitled to vote at the meeting was 748,849,833, of which 53,716,760 directly registered shares were entitled to ten votes per share and 13,183,727 shares held in “street” or “nominee” name exercised ten votes per share.

The following is a summary of the votes cast, as well as the number of abstention and broker non-votes, as to each proposal, including a separate tabulation with respect to each nominee for director.

VOTES
	For	Against	Abstentions	Broker Non-Votes
(1) Election of 11 members to the board of directors:
Daniel P. Amos	930,788,131	13,752,932	11,246,922	106,862,831
W. Paul Bowers	951,141,221	2,524,809	2,121,955	106,862,831
Toshihiko Fukuzawa	952,093,944	2,529,643	1,164,398	106,862,831
Robert B. Johnson	924,516,007	29,812,940	1,459,038	106,862,831
Thomas J. Kenny	951,834,439	2,320,451	1,633,095	106,862,831
Georgette D. Kiser	951,499,181	2,818,937	1,469,867	106,862,831
Karole F. Lloyd	951,608,991	2,461,078	1,717,916	106,862,831
Joseph L. Moskowitz	950,250,048	4,103,153	1,434,784	106,862,831
Barbara K. Rimer, DrPH	941,260,973	12,979,625	1,547,387	106,862,831
Katherine T. Rohrer	950,377,948	3,930,299	1,479,738	106,862,831
Melvin T. Stith	933,707,320	20,482,588	1,598,077	106,862,831

(2) Non-binding advisory proposal on executive compensation	912,528,447	37,735,269	5,524,269	106,862,831

(3) Ratification of appointment of KPMG LLP as independent registered public accounting firm of the Company for the year ending December 31, 2019	1,019,986,098	40,179,332	2,485,386	0

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aflac Incorporated

May 9, 2019	/s/ June Howard

(June Howard)
Senior Vice President, Financial Services
Chief Accounting Officer

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